UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2011

HICKORY TECH CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN	56002-3248
(Address of principal executive offices)	(Zip Code)

(800) 326-5789
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05         Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

                          On September 23, 2011, the Board of Directors of HickoryTech Corporation (the “Company”), approved amendments to the Company’s Code of Ethics, which applies to all directors, officers and other identified covered employees of the Company.  The Code of Ethics was amended to, among other things, clarify and enhance the conflicts of interest provisions.   The amended Code of Ethics is attached as Exhibit 99.1 to this current report on Form 8-K and which is incorporated by reference into this Item 5.05.  The Code of Conduct is available in the Investor section of the Company website at www.hickorytech.com.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Code of Ethics of HickoryTech Corporation

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  September 27, 2011

HICKORY TECH CORPORATION

By: /s/ John W. Finke
John W. Finke, President and Chief Executive Officer

By: /s/ David A. Christensen
David A. Christensen, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Code of Ethics of HickoryTech Corporation